                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

                                POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes Daniel J. Doyle or Gayle Graham and either of them, as attorney-in-fact, to sign in his or her behalf, individually and in each capacity stated below, and to file this Registration Statement on Form S-8 and all amendments and/or supplements to this Registration Statement on Form S-8.




/s/ Daniel J. Doyle                    ,   Director, Principal Executive       November 15, 2000
---------------------------------------             Officer
Daniel J. Doyle

/s/ David E. Cook                      ,   Director                            November 15, 2000
---------------------------------------
David E. Cook

/s/ Sidney B. Cox                      ,   Director                            November 15, 2000
---------------------------------------
Sidney B. Cox

 /s/ Daniel N. Cunningham              ,   Director                            November 15, 2000
---------------------------------------
Daniel N. Cunningham

/s/Steven D. McDonald                  ,   Director                            November 15, 2000
---------------------------------------
Steven D. McDonald

 /s/ Louis McMurray                    ,   Director                            November 15, 2000
---------------------------------------
Louis McMurray

 /s/ Wanda Lee Rogers                  ,   Director                            November 15, 2000
---------------------------------------
Wanda Lee Rogers

/s/ William S. Smittcamp               ,   Director                            November 15, 2000
---------------------------------------
William S. Smittcamp

/s/ Yoshito Takahashi                  ,   Director                            November 15, 2000
---------------------------------------
 Yoshito Takahashi

/s/  Joseph B. Weirick                 ,   Director                            November 15, 2000
---------------------------------------
Joseph B. Weirick

/s/ Gayle Graham                       ,   Principal Accounting Officer        November 15, 2000
---------------------------------------    and Principal Financial Officer
Gayle Graham






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